EXHIBIT 32.2
CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AmREIT (the “Company”) on Form 10-K for the period ended December 31, 2007as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chad C. Braun, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 26, 2008	By:	/s/ Chad C. Braun, Chief Financial Officer